SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 1, 2002

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                       1-3480                    41-0423660
(State or other            (Commission File Number)       (IRS Employer
 jurisdiction of                                        Identification No.)
 incorporation or
 organization)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (701) 222-7900

         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

         On November 1, 2002, MDU Resources Group, Inc., through its affiliate Brush Power, LLC, acquired 213-megawatts of electric generating facilities from an affiliate of El Paso Corporation. Incorporated by reference is a press release issued by MDU Resources Group, Inc. on November 4, 2002 regarding the acquisition, attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (c) Exhibits.

             99. Press release issued November 4, 2002 regarding acquisition of generating facilities.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 4, 2002



                                     MDU RESOURCES GROUP, INC.


                                     By: /s/Warren L. Robinson
                                         ------------------
                                                 Warren Robinson
                                         Executive Vice President, Treasurer and
                                             Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit Number                           Description of Exhibit
     --------------                           ----------------------

           99 Press Release issued November 4, 2002 regarding acquisition of generating facilities.